                                 SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                         SPINNAKER EXPLORATION COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

[LOGO] SPINNAKER EXPLORATION

                         SPINNAKER EXPLORATION COMPANY

                                Houston, Texas

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             Tuesday, May 6, 2003

To the Stockholders:

   The 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Spinnaker Exploration Company (the "Company" or "Spinnaker") will be held on Tuesday, May 6, 2003, at 9:00 a.m., local time, at the DoubleTree Hotel at Allen Center, 400 Dallas Street at Bagby, Houston, Texas, for the following purposes:

   (1) To elect seven directors to serve until the 2004 Annual Meeting of Stockholders;

   (2) To approve the Spinnaker Exploration Company 2003 Stock Option Plan;

   (3) To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and

   (4) To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

   The close of business on March 14, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

   You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                  By Order of the Board of
                                                  Directors

                                                  /s/ Robert M. Snell

                                                  Robert M. Snell
                                                  Secretary

March 27, 2003

[LOGO] SPINNAKER EXPLORATION

                         SPINNAKER EXPLORATION COMPANY

                         1200 Smith Street, Suite 800
                             Houston, Texas 77002
                                (713) 759-1770

                               -----------------

                                PROXY STATEMENT

                               -----------------

                   SOLICITATION AND REVOCABILITY OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Spinnaker Exploration Company ("Spinnaker" or the "Company") for use at the Annual Meeting to be held on Tuesday, May 6, 2003, at 9:00 a.m., local time, at the DoubleTree Hotel at Allen Center, 400 Dallas Street at Bagby, Houston, Texas or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock of the Company ("Common Stock"). The Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies from stockholders of the Company for an anticipated fee of $8,500, plus out-of-pocket expenses. The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy were first mailed to stockholders of the Company on or about March 28, 2003.

   The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

   At the close of business on March 14, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were 33,193,944 outstanding shares of Common Stock. Each stockholder is entitled to one vote for each share of Common Stock. The Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting. In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present.

   The Company's annual report to stockholders for the year ended December 31, 2002, including financial statements, is being mailed with the enclosed proxy to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                             ELECTION OF DIRECTORS

                                (Proposal One)

   Seven directors are to be elected at the Annual Meeting. The nominees for election as directors are Roger L. Jarvis, Howard H. Newman, Jeffrey A. Harris, Michael E. McMahon, Sheldon R. Erikson, Michael G. Morris and Michael E. Wiley. If elected, each director will serve until the Company's 2004 Annual Meeting of Stockholders and until his successor shall have been elected and qualified. Each of the nominees for director currently serves as a director of the Company. All of the directors are required to stand for election at the Annual Meeting because directors hold annual terms. The affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to elect a director. Accordingly, abstentions and "broker non-votes" would have the same effect as a vote against a director. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

   Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES.

   The following table sets forth information as to each nominee regarding their name, age as of March 14, 2003, principal occupation, other directorships in certain companies held by them and the length of their continuous service as a director of the Company.

                                                                                          Director
     Nominees                      Principal Occupation and Directorships                  Since   Age
     --------                      --------------------------------------                 -------- ---
Roger L. Jarvis... Chairman of the Board, President and Chief Executive Officer of the      1996   49
                   Company; Director, National-Oilwell, Inc.

Howard H. Newman.. Member and Vice Chairman, Warburg Pincus LLC; Partner,                   1996   55
                   Warburg Pincus & Co.; Director, ADVO, Inc., Cox Insurance
                   Holdings, Plc, Encore Acquisition Company and Newfield
                   Exploration Company

Jeffrey A. Harris. Member and Senior Managing Director, Warburg Pincus LLC;                 1996   47
                   Partner, Warburg Pincus & Co.; Director, Knoll, Inc.

Michael E. McMahon Executive Counsel to the Governor of the State of Rhode Island and       1999   55
                   Providence Plantations on Economic and Community Development;
                   Executive Director, Rhode Island Economic Development
                   Corporation

Sheldon R. Erikson Chairman of the Board, President and Chief Executive Officer,            2000   61
                   Cooper Cameron Corporation; Director, The National Petroleum
                   Council, American Petroleum Institute, National Association of
                   Manufacturers and Petroleum Equipment Suppliers Association

Michael G. Morris. Chairman of the Board, President and Chief Executive Officer,            2001   56
                   Northeast Utilities; Director, Edison Electric Institute, American Gas
                   Association, Nuclear Electric Insurance Limited, Connecticut
                   Business & Industry Association, St. Francis Care, Inc. and Webster
                   Financial Corporation

Michael E. Wiley.. Chairman of the Board, President and Chief Executive Officer, Baker      2001   52
                   Hughes Incorporated; Director, American Petroleum Institute

   Each of the nominees has been engaged in the principal occupation set forth opposite his name for the past five years except as follows:

  . Mr. McMahon was a Partner with RockPort Partners LLC from July 1998 through December 2002 and a Managing Director of Chase Securities, Inc. from July 1997 to June 1998.

  . Mr. Wiley was President and Chief Operating Officer of Atlantic Richfield Company (ARCO) from 1998 through May 2000. Prior to 1998, Mr. Wiley served as Chairman, President and Chief Executive Officer of Vastar Resources, Inc.

Directors' Meetings and Committees of the Board of Directors

   The Board of Directors held five meetings during 2002 and executed one unanimous consent in lieu of a meeting. During 2002, each of the directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that such director served as a director and (ii) the total number of meetings held by each committee of the Board of Directors on which such director served during the period that such director so served. The Board of Directors has the following standing committees:

   Audit Committee. The Audit Committee, which consists of Messrs. McMahon, Morris and Wiley, met 11 times during 2002. Mr. McMahon serves as Chairman of the Audit Committee. All current members of the Audit Committee are independent as defined by the listing standards of the New York Stock Exchange. The Audit Committee is primarily responsible for:

  . overseeing the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

  . overseeing the Company's compliance with legal and regulatory requirements;

  .   overseeing the independent auditor's qualifications and independence;

  . overseeing the performance of the Company's internal audit function and independent auditors;

  . overseeing the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established;

  . providing an open avenue of communication among the independent auditor, financial and senior management, the internal auditor and the Board of Directors, always emphasizing that the independent auditor is accountable to the Audit Committee;

  . overseeing the receipt, retention and treatment of complaints regarding the Company's accounting, internal accounting controls and other accounting matters; and

  .   such other duties as are directed by the Board of Directors.

   The Audit Committee has performed its annual review and assessment of the Audit Committee Charter and adopted a revised charter in March 2003. A copy of the current Audit Committee Charter is attached hereto as Appendix A.

   Compensation Committee. The Compensation Committee, which consists of Messrs. Harris, Erikson and Wiley, met once during 2002. Mr. Harris is the Chairman of the Compensation Committee. The Compensation Committee is responsible for:

  .   administering and granting awards under all equity incentive plans;

  . reviewing the compensation of the Company's Chief Executive Officer and recommendations of the Chief Executive Officer as to appropriate compensation for the other executive officers and key personnel;

  .   examining periodically the Company's general compensation structure; and

  . supervising the Company's welfare and pension plans and compensation plans.

   Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, which consists of Messrs. Erikson and Morris, was established in February 2003. Mr. Erikson is the Chairman of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for:

  . identifying individuals qualified to become members of the Board of Directors and recommending to the Board of Directors a slate of director nominees for election at the next annual meeting of stockholders or for appointment to fill vacancies on the Board of Directors;

  . recommending to the Board of Directors director nominees for each committee of the Board of Directors;

  . advising the Board of Directors about appropriate composition of the Board of Directors and its committees;

  . advising the Board of Directors about and recommending to the Board of Directors appropriate corporate governance practices and assisting the Board of Directors in implementing those practices;

  . leading the Board of Directors' annual review of the performance of the Board of Directors and its committees; and

  . performing such other functions as the Board of Directors may assign to the committee from time to time.

   Risk Management Committee. The Risk Management Committee, which consists of Messrs. Jarvis, Harris, McMahon and Morris, met four times during 2002. Mr. Jarvis is the Chairman of the Risk Management Committee. The Risk Management Committee is responsible for monitoring the hedging program and adherence to the hedging policy.

Compensation of Directors

   Prior to 2001, non-employee directors unaffiliated with Warburg, Pincus Ventures, L.P. ("Warburg") were granted options pursuant to the Company's equity incentive plans to purchase 16,000 shares of Common Stock at fair market value upon appointment to the Board of Directors, with 20% vesting on the date of grant and 20% vesting on each anniversary of the grant date. These directors were also awarded a variable number of options to purchase Common Stock at fair market value annually on the date of previously-held annual meetings of stockholders, with 100% vesting on the date of grant.

   In May 2001, the Board of Directors adopted and approved the Director Compensation Plan, which includes the following provisions:

  . Upon appointment or election to the Board of Directors, each non-employee director of the Company shall receive options to purchase 20,000 shares of Common Stock under the terms of one of the Company's equity incentive plans then in effect with an exercise price equal to the fair market value of the Common Stock on the date of the grant. Each non-employee director of the Company unaffiliated with Warburg who received options to purchase shares of Common Stock prior to the adoption of the Director Compensation Plan received options to purchase an additional 4,000 shares of Common Stock. Such additional options to purchase 4,000 shares of Common Stock vested 20% on the date of the grant and will continue to vest 20% on each anniversary of the date of the grant.

  . Each non-employee director of the Company unaffiliated with Warburg may select to receive either (i) annual director fees of $24,000 payable in quarterly installments of $6,000 or (ii) an option to purchase shares of Common Stock, granted on or about the date of each annual meeting of stockholders of the

      Company, equivalent to a payment of $24,000 using the Black-Scholes option pricing model as of the date of the grant. Such options will be awarded under the terms of one of the Company's equity incentive plans then in effect with an exercise price equal to the fair market value of the Common Stock on the date of the grant. Such options to purchase shares of Common Stock shall vest 100% on the date of the grant.

  . Warburg has requested one allocation of each option grant under the Director Compensation Plan for the ultimate benefit of Warburg.

  . Each non-employee director of the Company unaffiliated with Warburg will receive a meeting fee of $500. In addition, each non-employee director of the Company who also serves as a committee chairman will receive an additional $500 for each committee meeting held outside a regular meeting of the Board of Directors. Warburg has requested that one allocation of meeting fees be paid to Mr. Harris for the ultimate benefit of Warburg. No compensation will be paid for executing a unanimous consent of directors.

   In 2002, the Compensation Committee granted options to directors of the Company under the Director Compensation Plan to purchase 12,500 shares of Common Stock as follows:

  . 2,500 options to purchase shares of Common Stock to Messrs. Harris, McMahon, Erikson, Morris and Wiley, respectively, with 100 percent vesting on the date of grant and an exercise price of $42.06.

   Non-employee directors are also reimbursed for out-of-pocket expenses incurred to attend board and committee meetings.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information, unless otherwise indicated, as of March 14, 2003, regarding beneficial ownership of Common Stock by (i) each person known by the Company to own beneficially five percent or more of its outstanding Common Stock, (ii) the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers, (iii) each director and (iv) all executive officers and directors as a group.

                                                                           Beneficial Ownership(3)
                                                                           ----------------------
                         Name of Beneficial Owner                           Shares      Percent
                         ------------------------                           ---------   -------
Warburg, Pincus Ventures, L.P. (1) (2).................................... 6,800,585     20.5%
Roger L. Jarvis........................................................... 1,169,490      3.4
Robert M. Snell...........................................................   158,609        *
William D. Hubbard........................................................   279,923        *
L. Scott Broussard........................................................   122,194        *
Kelly M. Barnes...........................................................   200,495        *
Howard H. Newman (2)...................................................... 6,807,185     20.5
Jeffrey A. Harris (2)..................................................... 6,809,685     20.5
Michael E. McMahon........................................................    42,430        *
Sheldon R. Erikson........................................................    21,000        *
Michael G. Morris.........................................................    15,700        *
Michael E. Wiley..........................................................    17,700        *
Executive officers and directors as a group (consisting of 13 persons) (2) 8,980,421     25.5

--------
 * Represents beneficial ownership of less than one percent.

(1) The stockholder is Warburg. Warburg Pincus & Co. ("WP") is the sole general partner of Warburg. Warburg is managed by Warburg Pincus LLC ("WP LLC").

   Howard H. Newman and Jeffrey A. Harris, directors of Spinnaker, are members of WP LLC and general partners of WP. Messrs. Newman and Harris may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) in an indeterminate portion of the shares beneficially owned by Warburg.

   The address of the Warburg Pincus entities is 466 Lexington Avenue, New York, New York 10017.

(2) Of the total shares indicated as owned by Messrs. Newman and Harris, 6,800,585 shares are included because of their affiliation with the Warburg Pincus entities. Messrs. Newman and Harris disclaim beneficial ownership of all shares owned by the Warburg Pincus entities. Their address is c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, New York 10017. See
    Note 1 above.

(3) Pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, shares are deemed to be "beneficially owned" by a person if he directly or indirectly has or shares the power to vote or dispose of such shares, whether or not he has any pecuniary interest in such shares, or if he has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire such power through the exercise of any option, warrant or right. The shares beneficially owned by Messrs. Jarvis, Snell, Hubbard, Broussard, Barnes, Newman, Harris, McMahon, Erikson, Morris and Wiley include 1,060,023, 158,000, 256,368, 119,838, 189,474, 6,600, 9,100, 21,600, 21,000, 15,700
    and 15,700 shares, respectively, that may be acquired by such persons within 60 days through the exercise of stock options. The shares owned by the executive officers and directors as a group include 2,004,899 shares that may be acquired by such persons within 60 days through the exercise of stock options.

Section 16 (a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership concerning the Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's review of the Section 16(a) filings that have been received by the Company, the Company believes that all filings required to be made under Section 16(a) during 2002 were timely made.

                                  MANAGEMENT

   The following table sets forth certain information with respect to the executive officers of the Company as of March 14, 2003. The Company's executive officers serve at the discretion of the Board of Directors.

       Name        Age                           Position
       ----        --- ------------------------------------------------------------
Roger L. Jarvis... 49  Chairman of the Board, President and Chief Executive Officer
Robert M. Snell... 47  Vice President, Chief Financial Officer and Secretary
William D. Hubbard 59  Vice President--Exploration
L. Scott Broussard 45  Vice President--Drilling and Production
Kelly M. Barnes... 49  Vice President--Land
Jimmy W. Bennett.. 56  Vice President--Systems Technology and Processing
Jeffrey C. Zaruba. 38  Vice President, Treasurer and Assistant Secretary

   Roger L. Jarvis has served as President, Chief Executive Officer and Director of Spinnaker since 1996 and as Chairman of the Board of Spinnaker since 1998. From 1986 to 1994, Mr. Jarvis served in various capacities with King Ranch Inc. and its subsidiary, King Ranch Oil and Gas, Inc., including Chief Executive Officer, President and Director of King Ranch Inc. and Chief Executive Officer and President of King Ranch Oil and Gas, Inc., where he expanded its activities in the Gulf of Mexico. Mr. Jarvis is a director of National-Oilwell, Inc.

   Robert M. Snell has served as Vice President, Chief Financial Officer and Secretary of Spinnaker since December 2000. From 1983 to 2000, Mr. Snell served in various capacities with Bank of America and its predecessors, most recently as a Managing Director of Banc of America Securities LLC, focused on the energy sector.

   William D. Hubbard has served as Vice President--Exploration of Spinnaker since 1996. From 1992 to 1996, Mr. Hubbard served as Senior Vice
President--Exploration of Global Natural Resources Corporation and its affiliated corporations, where he was responsible for both onshore and offshore exploration.

   L. Scott Broussard has served as Vice President--Drilling and Production of Spinnaker since August 1999 after joining the Company as Operations Manager in 1998. From 1994 to 1998, Mr. Broussard served as Vice President and co-owner of HTK Consultants, Inc., an engineering consulting firm.

   Kelly M. Barnes has served as Vice President--Land of Spinnaker since 1997. From 1992 to 1997, Mr. Barnes served as Vice President--Land and Assistant Corporate Secretary of Global Natural Resources Corporation and its affiliated corporations.

   Jimmy W. Bennett has served as Vice President--Systems Technology and Processing of Spinnaker since May 2000. From 1997 to 2000, Mr. Bennett served as Spinnaker's Systems Manager. From 1991 to 1997, Mr. Bennett served as Systems Manager for King Ranch Oil and Gas, Inc.

   Jeffrey C. Zaruba has served as Vice President, Treasurer and Assistant Secretary of Spinnaker since May 2001 after joining the Company as Treasurer in August 1999. From 1992 to 1999, Mr. Zaruba served as Assistant Controller and held various financial and tax reporting positions with Cliffs Drilling Company, which merged with R&B Falcon Corporation in 1998.

Employment Agreements

   Mr. Jarvis entered into an employment agreement with Spinnaker effective December 20, 1996. The agreement provides that Mr. Jarvis will receive a minimum annual base salary equal to $250,000 or such amount as the Board of Directors may, in its sole discretion, determine from time to time. Under the agreement, Mr. Jarvis also may receive bonuses, at the discretion of the Board of Directors, and will be allowed to participate in all benefit plans offered by Spinnaker to similarly situated employees. Either the Board of Directors or Mr. Jarvis can terminate the employment agreement at any time. The initial term of the employment agreement ended on December 31, 2000. Under the terms of the agreement, it automatically became a year-to-year employment agreement. As a result, if his employment is not terminated before December 15, 2003, or on each year thereafter, the term of the agreement will automatically be extended for one additional year. In addition, if any payment or distribution by Spinnaker or its affiliates to Mr. Jarvis is subject to
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), Spinnaker is required to compensate him for the amount of any excise tax imposed on any payments or distributions pursuant to Section 4999 of the Code and for any taxes imposed on that additional payment. Section 4999 of the Code addresses additional taxes payable in the event of a change in control of Spinnaker.

   Mr. Hubbard entered into an employment agreement with Spinnaker effective December 20, 1996. The agreement provides that Mr. Hubbard will receive a minimum annual base salary equal to $165,000 or such amount as the Board of Directors may, in its sole discretion, determine from time to time. Under the agreement, Mr. Hubbard also may receive bonuses, at the discretion of the Board of Directors, and will be allowed to participate in all benefit plans offered by Spinnaker to similarly situated employees. Either the Board of Directors or Mr. Hubbard can terminate the employment agreement at any time. The initial term of the employment agreement ended on December 31, 1998. Under the terms of the agreement, it automatically became a year-to-year employment agreement. As a result, if his employment is not terminated before December 15, 2003, or on each year thereafter, the term of the agreement will automatically be extended for one additional year.

   Mr. Barnes entered into an employment agreement with Spinnaker effective December 20, 1996. The agreement provides that Mr. Barnes will receive a minimum annual base salary equal to $110,000 or such amount as the Board of Directors may, in its sole discretion, determine from time to time. Under the agreement, Mr. Barnes also may receive bonuses, at the discretion of the Board of Directors, and will be allowed to participate in all benefit plans offered by Spinnaker to similarly situated employees. Either the Board of Directors or Mr. Barnes can terminate the employment agreement at any time. The initial term of the employment agreement ended on December 31, 1998. Under the terms of the agreement, it automatically became a year-to-year employment agreement. As a result, if his employment is not terminated before December 15, 2003, or on each year thereafter, the term of the agreement will automatically be extended for one additional year.

                            EXECUTIVE COMPENSATION

   The following table sets forth certain information for the years ended December 31, 2002, 2001 and 2000 with respect to the compensation of the Chief Executive Officer of the Company and each of its four other most highly compensated executive officers in 2002 (collectively, the "named executive officers"). All information presented in this section is restated to reflect the two-for-one split of the Common Stock effected in September 1999.

Summary Compensation Table

                                                                   Long-Term
                                                                  Compensation
                                                                     Awards
                                                                  ------------
                                              Annual Compensation  Securities
                                              -------------------  Underlying     All Other
Name and Principal Position              Year  Salary   Bonus(1)    Options    Compensation(2)
---------------------------              ---- --------  --------  ------------ ---------------
Roger L. Jarvis......................... 2002 $417,188  $ 55,000         --        $11,750
 Chairman of the Board, President        2001  353,438   450,000    200,000         11,250
 and Chief Executive Officer             2000  285,833   345,100     73,500         11,250

Robert M. Snell (3)..................... 2002 $239,250  $ 36,000     20,000        $11,750
 Vice President, Chief                   2001  220,000   154,000         --          7,350
 Financial Officer and Secretary         2000       --        --    250,000             --

William D. Hubbard...................... 2002 $229,803  $ 30,000      6,000        $12,750
 Vice President--Exploration             2001  207,867   200,000     80,000         11,250
                                         2000  182,292   134,138     25,000         11,250

L. Scott Broussard...................... 2002 $202,601  $ 30,000     20,000        $11,750
 Vice President--Drilling and Production 2001  182,419   155,000     60,000         11,250
                                         2000  155,250   110,228     25,000         10,065

Kelly M. Barnes......................... 2002 $170,867  $ 26,000     20,000        $11,002
 Vice President--Land                    2001  149,049   130,000     60,000          9,693
                                         2000  125,375    90,064     25,000          8,273

--------
(1) Represents annual bonus earned for the fiscal year noted, even if such bonus was paid in the following year.

(2) The All Other Compensation column includes amounts contributed or accrued by the Company under the Spinnaker Exploration Company 401(k) Retirement Savings Plan ("401(k) Plan") and the dollar value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executive officer.

(3) Mr. Snell was appointed Vice President, Chief Financial Officer and Secretary of Spinnaker effective December 26, 2000.

Stock Options Granted in 2002





                               Individual Grants             Potential Realizable Value
                   -----------------------------------------  at Assumed Annual
                   Number of  % of Total                     Rates of Stock Price
                   Securities  Options   Exercise             Appreciation for
                   Underlying Granted to  Price                Option Terms(3)
                    Options   Employees    Per    Expiration --------------------------
       Name        Granted(1) in 2002(2)  Share      Date       5%           10%
       ----        ---------- ---------- -------- ----------   --------    ----------
Roger L. Jarvis...       --       --      $   --         --  $     --     $       --
Robert M. Snell...   20,000      4.4%      37.73   02/12/12   474,564      1,202,638
William D. Hubbard    6,000      1.3%      37.73   02/12/12   142,369        360,791
L. Scott Broussard   20,000      4.4%      37.73   02/12/12   474,564      1,202,638
Kelly M. Barnes...   20,000      4.4%      37.73   02/12/12   474,564      1,202,638

--------
(1) The options expire ten years from the date of grant and vest 20 percent on the grant date and 20 percent on each anniversary of the grant date.
(2) The Board of Directors granted options to purchase 450,000 shares of Common Stock in 2002.
(3) Calculated based upon the indicated rates of appreciation, compounded annually, from the date of grant to the end of each option term. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved. The calculation does not take into account the effects, if any, of provisions of the Company's option plans governing termination of options upon employment termination, transferability or vesting.

Stock Option Exercises and Fiscal Year-End Values

                                             Number of Securities
                                            Underlying Unexercised     Value of Unexercised
                                                  Options at          In-the-Money Options at
                     Shares                    December 31, 2002       December 31, 2002(2)
                    Acquired      Value    ------------------------- -------------------------
       Name        on Exercise Realized(1) Exercisable Unexercisable Exercisable Unexercisable
       ----        ----------- ----------- ----------- ------------- ----------- -------------
Roger L. Jarvis...       --    $       --   1,060,023     142,006    $9,495,624    $444,258
Robert M. Snell...       --            --     158,000     112,000            --          --
William D. Hubbard   30,000     1,045,762     256,368      52,592     1,813,558     120,165
L. Scott Broussard   10,000       365,470     119,838      44,760       678,552      58,013
Kelly M. Barnes...       --            --     189,474      47,719     1,224,782      80,350

--------
(1) The value realized upon exercise of a stock option is equal to the difference between the price of the Common Stock as reported by the New York Stock Exchange on the date of exercise and the exercise price of the stock option multiplied by the number of shares acquired.
(2) The value of each unexercised in-the-money stock option is equal to the difference between the closing price of the Common Stock as reported by the New York Stock Exchange on December 31, 2002 of $22.05 per share and the exercise price of the stock option.

Transactions with Management and Others

   The Company purchases oilfield goods, equipment and services from Baker Hughes Incorporated ("Baker Hughes"), Cooper Cameron Corporation ("Cooper Cameron") and other oilfield services companies in the ordinary course of business. The Company incurred charges of approximately $16.1 million in 2002 from affiliates of Baker Hughes, of which Mr. Michael E. Wiley, a director of Spinnaker since March 2001, serves as Chairman of the Board, Chief Executive Officer and President. The Company incurred charges of approximately $31,000 in 2002 from Cooper Cameron, of which Mr. Sheldon R. Erikson, a director of Spinnaker, serves as Chairman of the Board, Chief Executive Officer and President. Spinnaker believes that these transactions are at arm's-length and the charges it pays for such goods, equipment and services are competitive with the charges and fees of other companies providing oilfield goods, equipment and services to the oil and gas exploration and production industry.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors in 2002 consisted of Messrs. Harris, Erikson and Wiley. None of the members of the Compensation Committee served as an officer or employee of the Company, and none were formerly an officer of the Company or any of its subsidiaries. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Board of Directors or Compensation Committee.

   The Company incurred charges of approximately $16.1 million in 2002 from affiliates of Baker Hughes, of which Mr. Michael E. Wiley, a director of Spinnaker since March 2001, serves as Chairman of the Board, Chief Executive Officer and President. The Company incurred charges of approximately $31,000 in 2002 from Cooper Cameron, of which Mr. Sheldon R. Erikson, a director of Spinnaker, serves as Chairman of the Board, Chief Executive Officer and President. The Company purchases oilfield goods, equipment and services in the ordinary course of business. Spinnaker believes that these transactions are at arm's-length and the charges it pays for such goods, equipment and services are competitive with the charges and fees of other companies providing oilfield goods, equipment and services to the oil and gas exploration and production industry.

Compensation Committee Report on Executive Compensation

   The Compensation Committee oversees the administration of compensation programs applicable to all employees of the Company, including its executive officers. Executive compensation is reviewed and approved annually by the Compensation Committee.

   The Compensation Committee seeks to encourage growth in the Company's oil and gas reserves and cash flow and to enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain committed, highly qualified personnel. To achieve those goals, the Compensation Committee believes that the compensation of all employees, including executive officers, should include the following components:

  . A base salary that is competitive with compensation offered by other oil and gas exploration and production enterprises similar to the Company.

  . Annual incentive compensation, based on Company performance and profitability, to reward achievement of Company objectives, individual responsibility and productivity, high quality work and impact on Company results.

  . Case-specific compensation plans to accommodate individual circumstances or non-recurring situations as required.

   Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation paid to its chief executive officer or four other most highly compensated executive officers if the compensation of any such officers exceeds $1.0 million in a particular year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. A portion of the Company's compensation is performance-based. The Company has structured portions of its performance-based compensation, including certain stock option grants, in a manner that excludes such compensation from the deduction limit.

   The Compensation Committee has not intended and does not currently intend to award compensation to any executive officer that would exceed the deduction limit of Section 162(m), but no assurance can be given that such limit will not be exceeded. In connection with its policies relating to executive compensation, the

Compensation Committee considered the implications of Section 162(m) along with the various other factors described elsewhere in this report in making its executive compensation determinations in 2002.

   Company Performance. Spinnaker's performance in 2002 was disappointing compared to prior years where the Company experienced significant growth rates in both production and reserves. Financial and operating results in 2002 compared to 2001 included:

  .   Revenues of $188.3 million, down 10%.

  .   Income from operations of $49.1 million, down 51%.

  .   Net income of $31.6 million, or $0.97 per diluted share, down 52%.

  .   Production of 51.4 billion cubic feet of gas equivalent ("Bcfe"), down 3%.

  . Proved reserves of 323.6 Bcfe, reserve replacement was 100% of production in 2002.

   Executive Compensation. Before taking the actions described in this report, the Compensation Committee thoroughly reviewed and discussed the Company's financial and operating results. A summary of the indicators deemed particularly relevant by the Compensation Committee are presented above. Specific actions taken by the Compensation Committee regarding executive compensation are summarized below.

   Base salary. The Compensation Committee evaluated peer group information in setting base salary levels. Annual salary adjustments for the Company's executive group are based on general levels of market salary increases, individual performance and the Company's overall financial and operating results, without any specific relative weight assigned to any of these factors.

   Incentive Bonus. Awards granted to the named executive officers in February 2003 for the 2002 performance period are presented under "Bonus" in the Summary Compensation Table. Such awards were based on level of responsibility, the Company's performance and on individual productivity, quality of work and impact on the Company's results. The Compensation Committee established awards for each executive after reviewing the recommendations of the Chief Executive Officer.

   Stock Option Awards. In February 2002, the Compensation Committee granted options to purchase 20,000, 6,000, 20,000 and 20,000 shares of Common Stock to Messrs. Snell, Hubbard, Broussard and Barnes, respectively, to provide incentive with respect to the Company's future performance. Additionally, these awards have a meaningful retention component since 20% vest on the grant date and on each succeeding anniversary of the grant date.

   401(k) Plan. Under the 401(k) Plan, eligible employees may defer the maximum income allowed under current tax law. Salary deferrals are 100 percent vested. Effective January 1, 2001, the Company began matching employee contributions to the 401(k) Plan. The Company matches 100 percent of each participant's contributions, up to six percent of the participant's annual base salary, with Common Stock.

   Chief Executive Officer Compensation. As described above, the Company's executive compensation philosophy, including compensation of the Chief Executive Officer, is a competitive base salary and incentive compensation based upon the Company's performance. Specific actions taken by the Compensation Committee regarding Mr. Jarvis' compensation are summarized below.

   Base Salary. The Compensation Committee increased Mr. Jarvis' salary from $362,500 in 2001 to $425,000 effective February 16, 2002. The Compensation Committee considered financial and operating results for 2001 and the compensation received by chief executive officers of comparable companies in the oil and gas exploration and production industry.

   Incentive Bonus. The Compensation Committee approved a bonus of $55,000 to Mr. Jarvis for 2002, which was paid in February 2003. This award was based upon the Company's performance and his impact on the Company's results in 2002.

   Stock Option Awards. The Compensation Committee granted no options to purchase shares of Common Stock to Mr. Jarvis in 2002.

                                          Compensation Committee

                                          Jeffrey A. Harris, Chairman
                                          Sheldon R. Erikson
                                          Michael E. Wiley

Report of the Audit Committee

   The Audit Committee is comprised of three directors, each of whom has been determined to be independent in accordance with the requirements of Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.

   Management is responsible for the Company's financial reporting process and systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, the independence and performance of the Company's independent auditors and any internal audit function that may be utilized in the future. The Audit Committee's specific responsibilities are set forth in the Audit Committee Charter, which is attached as Appendix A to the Company's 2003 Proxy Statement.

   The Audit Committee has reviewed and discussed with Spinnaker's management and KPMG LLP, the Company's independent auditors, the audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

   The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

   The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with KPMG such independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to Spinnaker by KPMG is compatible with maintaining their independence.

   Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

   This report is submitted on behalf of the Audit Committee.

                                          Michael E. McMahon, Chairman
                                          Michael G. Morris
                                          Michael E. Wiley

Fiscal 2002 Audit Fee Summary

   During fiscal year 2002, KPMG provided services to the Company in the following categories and amounts:

                          Audit fees........ $299,253
                          Audit related fees    8,200
                          Tax fees..........   45,000
                          All other fees....       --

   Audit fees include $154,253 related to quarterly reviews and audits for the years ended December 31, 2001 and 2000. Audit related fees include consultations and additional fees related to the Company's compliance with the Sarbanes-Oxley Act. Tax fees are primarily related to federal and state income tax filings.

   The Audit Committee is responsible for pre-approving all audit services and all permitted non-audit services, including tax services, to be performed by the independent auditors for the Company. The Audit Committee has delegated pre-approval authority for audit or non-audit services to the Chairman of the Audit Committee, whose decisions shall be presented to the full Audit Committee at its next scheduled meeting.

Stockholder Return Performance Presentation

   As required by applicable rules of the Securities and Exchange Commission, the performance graph shown below was prepared based upon the following assumptions:

    1. $100 was invested in Common Stock on September 29, 1999, and $100 was invested in each of the S&P 500 Index and the Peer Group (as defined below) on September 29, 1999 at the closing price on such date.

    2. The Peer Group investment is weighted based on the market capitalization of each individual company within the applicable peer group at the beginning of the period and each year.

    3. Dividends are reinvested on the ex-dividend dates.

   The industry peer group ("Peer Group") is comprised of the following: Forest Oil Corp., The Houston Exploration Company, Newfield Exploration Company, Noble Affiliates, Inc., Pogo Producing Company, Stone Energy Corporation and Westport Resources Corporation.






                                    [CHART]

             Spinnaker Exploration Company     S&P 500 Index   Peer Group
 9/29/1999              $100.00                  $100.00         $100.00
12/31/1999               $97.41                  $111.73          $81.33
12/31/2000              $293.09                  $101.56         $142.41
12/31/2001              $283.85                   $89.49         $109.65
12/31/2002              $152.06                   $69.71         $117.47


                         09/29/99 12/31/99 12/31/00 12/31/01 12/31/02
                         -------- -------- -------- -------- --------
           Spinnaker.... $100.00  $ 97.41  $293.09  $283.85  $152.06
           S&P 500 Index $100.00  $111.73  $101.56  $ 89.49  $ 69.71
           Peer Group... $100.00  $ 81.33  $142.41  $109.65  $117.47

   The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Definitive Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

   There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph. The Company will not make or endorse any predictions as to future stock performance.

     APPROVAL OF THE SPINNAKER EXPLORATION COMPANY 2003 STOCK OPTION PLAN

                                (Proposal Two)

General

   At the Annual Meeting, the stockholders will be asked to approve the adoption of the Spinnaker Exploration Company 2003 Stock Option Plan (the "2003 Plan"). A copy of the 2003 Plan is attached hereto as Appendix B. As of March 14, 2003, an aggregate of 204,535 shares of Common Stock were available for grant pursuant to all of the Company's employee stock plans. The 2003 Plan differs from prior plans as follows:

  . The total number of shares of Common Stock reserved and available for delivery in connection with options may not exceed 1,650,000 shares.

  . Awards may include incentive stock options, options which do not constitute incentive stock options or a combination of both, as is best suited to the circumstances of the particular individual.

  .   The term of each option may not exceed a period of five years.

  . No option may be repriced, replaced, regranted through cancellation or modified without stockholder approval, except in connection with a change in the Company's capitalization, if the effect would be to reduce the exercise price for the shares underlying such option.

  . The exercise price shall not be less than 105% of the fair market value per share of Common Stock on the date of grant of the option, or with respect to incentive stock options and in the case of an individual who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, 110% of the fair market value per share of Common Stock on the date of grant.

   The Compensation Committee of the Board of Directors unanimously adopted the 2003 Plan on March 24, 2003, subject to stockholder approval at the Annual Meeting. If the stockholders do not approve the 2003 Plan at the Annual Meeting, then no awards will be granted under the 2003 Plan. The following description of certain features of the 2003 Plan is qualified in its entirety by reference to the 2003 Plan. Approval of the 2003 Plan requires the affirmative vote of the holders of a majority of the Common Stock present, or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention or a broker non-vote would have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE SPINNAKER EXPLORATION COMPANY 2003 STOCK OPTION PLAN.

Purpose

   The 2003 Plan is designed to provide a means through which the Company may attract and retain able persons to serve as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the 2003 Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the 2003 Plan provides for granting incentive stock options, options which do not constitute incentive stock options or a combination of both, as is best suited to the circumstances of the particular individual.

Effective Date and Duration

   The 2003 Plan became effective on March 24, 2003, provided the 2003 Plan is approved by stockholders within twelve months thereafter. Notwithstanding any provision in the 2003 Plan, in any option agreement, no option shall be exercisable prior to such stockholder approval. No further awards may be granted under the 2003 Plan after March 24, 2008. The 2003 Plan shall remain in effect until all options granted under the 2003 Plan expire or are exercised or forfeited.

Administration

   The 2003 Plan shall be administered by the Compensation Committee, except to the extent the Board of Directors elects to administer the 2003 Plan. Subject to the express provisions of the 2003 Plan, the Compensation Committee shall have authority, in its sole and absolute discretion, to make such determinations, perform such acts and exercise such power and authority necessary or advisable to administer the 2003 Plan.

Shares Subject to the 2003 Plan and Award Limits

   Subject to adjustment in the event of the recapitalization or reorganization or other change in the Company's capital structure, the aggregate number of shares of Common Stock that may be issued under the 2003 Plan shall not exceed 1,650,000 shares. To the extent that an award lapses or the rights of its holder terminate, any shares of Common Stock subject to such award shall again be available for granting by the Compensation Committee under the 2003 Plan. Notwithstanding any provision in the 2003 Plan to the contrary, the maximum number of shares of Common Stock that may be granted to any one individual during any calendar year may not exceed 300,000 shares of Common Stock, subject to adjustment in the event of the recapitalization or reorganization or other change in the Company's capital structure. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code.

Grant of Options

   The Compensation Committee may from time to time grant options to one or more employees, directors and consultants determined by it to be eligible for participation in the 2003 Plan in accordance with the terms of the 2003 Plan. Currently, there are 64 employees, six directors and eight contractors to whom the Compensation Committee may grant awards under the 2003 Plan.

Eligibility

   Awards may be granted only to persons who, at the time of grant, are employees, directors or consultants. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the 2003 Plan. An award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the 2003 Plan, such award may include incentive stock options, options which do not constitute incentive stock options or a combination of both, as is best suited to the circumstances of the particular individual.

Stock Options

   The term of each option shall be as specified by the Compensation Committee, but in any case may not exceed a period of five years. The Compensation Committee shall determine the time or times at which or the circumstances under which an option may be exercised in whole or in part, including based on future service requirements, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Common Stock, other options or awards granted under other plans of the Company, or other property, including notes or other contractual obligations of persons who have been granted an option to make payment on a deferred basis, and the methods by or forms in which Common Stock will be delivered or deemed to be delivered to such persons. In the case of an exercise whereby the exercise price is paid with Common Stock, such Common Stock shall be valued as of the date of exercise.

   Each option shall be evidenced by an option agreement in such form and containing such provisions consistent with the provisions of the 2003 Plan. Each option agreement shall specify the effect of termination of employment or membership on the Board of Directors, as applicable, on the exercisability of the option. An option agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock, plus cash if necessary, having a fair market value equal to such option price. Moreover, an option agreement may provide for a "cashless exercise" of the option by establishing procedures satisfactory to the Compensation Committee with respect thereto. Subject to the consent of the holder, the Compensation Committee may, in its sole discretion, amend an outstanding option agreement from time to time in any manner that is not inconsistent with the provisions of the 2003 Plan; provided, however, that the Compensation Committee may not, without approval of the stockholders of the Company, amend any outstanding option agreement to lower the option price or cancel and replace any outstanding option agreements with option agreements having a lower option price.

   The price at which a share of Common Stock may be purchased upon exercise of an option shall be determined by the Compensation Committee but, subject to adjustment as provided in the 2003 Plan, such purchase price shall not be less than 105% of the fair market value of a share of Common Stock on the date such option is granted, or with respect to incentive stock options and in the case of an individual who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, such purchase price shall not be less than 110% of the fair market value of a share of Common Stock on the date such option is granted. As of March 26, 2003, the last reported sales price of the Common Stock was $18.43. The option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Compensation Committee. The purchase price of the option or portion thereof shall be paid in full in the manner prescribed by the Compensation Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of the stock option.

Recapitalization or Reorganization

   The existence of the 2003 Plan and the options granted thereunder shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of the assets or business of the Company or any other corporate act or proceeding.

   The shares of Common Stock with respect to which options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares of Common Stock shall be proportionately increased, and the purchase price per share of Common Stock shall be proportionately reduced, and
(ii) in the event of a reduction in the number of outstanding shares of Common Stock shall be proportionately reduced, and the purchase price per share of Common Stock shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

   If the Company recapitalizes, reclassifies its capital stock or otherwise changes its capital structure ("Recapitalization"), the number and class of shares of Common Stock covered by an option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of capital stock and securities to which the holder would have been entitled pursuant to the terms of the Recapitalization if, immediately prior to the Recapitalization, the holder had been the holder of record of the number of shares of Common Stock then covered by such option.

   In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any award and not otherwise provided for by the 2003 Plan, such award and any agreement evidencing such award shall be subject to adjustment by the Compensation Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, the aggregate number of shares available under the 2003 Plan and the maximum number of shares that may be subject to awards granted to any one individual shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive.

   In connection with certain mergers and other events, the 2003 Plan provides that outstanding options shall immediately vest and become exercisable or satisfiable, as applicable, and any such option shall continue to be exercisable for the remainder of the applicable option term unless the Compensation Committee has determined, in its sole discretion, to take other actions specified in the 2003 Plan.

Amendment and Termination of the 2003 Plan

   The Board of Directors may amend, alter, suspend, discontinue or terminate the 2003 Plan or the Compensation Committee's authority to grant options under the 2003 Plan without the consent of stockholders or a person who has been granted an option under the 2003 Plan, except that any amendment or alteration to the 2003 Plan, including any increase in any share limitation, shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

New Plan Benefits

   The Compensation Committee has not determined targeted stock option grants in 2003.

Federal Income Tax Consequences

   "Nonqualified" stock options granted under the 2003 Plan are not intended to, and do not qualify for, the favorable tax treatment available to "incentive" stock options under Section 422 of the Code. Generally, no income is taxable to the holder of an option upon the grant of a nonqualified stock option, and the Company is not entitled to any deduction. When a nonqualified stock option is exercised, the holder of an option generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. Subject to certain limitations on compensation in excess of $1.0 million set forth in Section 162(m) of the Code, the Company will receive a deduction equal to the amount of compensation the holder of an option is required to recognize as ordinary income if the Company complies with applicable federal withholding requirements.

   "Incentive" stock options granted under the 2003 Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under
Section 422, a holder of an option realizes no taxable income when an incentive stock option is granted. Further, the holder of an option generally will not realize any taxable income when the incentive stock option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the holder of an option if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

   Certain provisions in the 2003 Plan provide for the acceleration of the time at which options then outstanding may be exercised. Such acceleration may constitute "parachute payments" which, when aggregated with certain other payments received by an individual, could result in the individual receiving "excess parachute payments," a portion of which would be allocated to those payments derived from an award of stock. The Company would not be allowed a deduction for any excess parachute payments and the recipient of the payments would be subject to a nondeductible 20% excise tax on such payments in addition to income tax otherwise owed with respect to such payment.

Miscellaneous

   Neither the adoption of the 2003 Plan nor any action of the Board of Directors or of the Compensation Committee shall be deemed to give an employee, director or consultant any right to be granted an option or any other rights hereunder except as may be evidenced by an option agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The 2003 Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any award.

Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action

   At December 31, 2002, officers, directors and employees had been granted options to purchase Common Stock under stock plans adopted in 1998, 1999, 2000 and 2001. The following table provides information related to the Company's current equity compensation plans:

                                                    Number of securities   Weighted-average  Number of securities
                                                      to be issued upon    exercise price of remaining available
                                                          exercise            outstanding    for future issuance
                                                   of outstanding options, options, warrants     under equity
                  Plan category                      warrants and rights      and rights      compensation plans
                  -------------                    ----------------------- ----------------- --------------------
Equity compensation plans approved by security
  holders.........................................        3,954,002             $23.00             137,476
Equity compensation plans not approved by security
  holders.........................................          432,531             $31.81              67,059
                                                          ---------                                -------
   Total..........................................        4,386,533             $23.87             204,535
                                                          =========                                =======

   The Spinnaker Exploration Company 2000 Stock Option Plan (the "2000 Plan") was adopted by the Board of Directors without the approval of the stockholders of the Company in order for Spinnaker to grant options to purchase Common Stock as a material inducement to certain persons who were not previously employed by the Company to enter into an employment contract with the Company. The number of shares of Common Stock that may be issued under the 2000 Plan may not exceed 500,000 shares. The purchase price of any Common Stock pursuant to any options granted under the 2000 Plan may not be less than 80% of the fair market value of the Common Stock on the date the option is granted, subject to certain limited exceptions. The Company has not granted nor does it intend to grant any options under the 2000 Plan at a price below the fair market value of the Common Stock on the date of grant.

                      APPOINTMENT OF INDEPENDENT AUDITORS

                               (Proposal Three)

   The Audit Committee, under the authority granted to it by the Board of Directors, appointed KPMG as independent auditors to audit the consolidated financial statements of the Company for the year ending December 31, 2003.

   Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention or a broker non-vote would have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

   The Audit Committee annually considers and selects the Company's independent auditors. On April 5, 2002, the Audit Committee, under the authority granted to it by the Board of Directors, decided to dismiss Arthur Andersen LLP as Spinnaker's independent public accountants and engaged KPMG to serve as Spinnaker's independent auditors for 2002.

   Andersen's reports on the Company's consolidated financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

   During the Company's two most recent fiscal years and the period from January 1, 2002 through April 5, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with Andersen's report; and during such period there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

   The Company previously provided Andersen with a copy of the foregoing disclosure and requested Andersen to furnish Spinnaker with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements by the Company in the foregoing disclosure and, if not, stating the respects in which it did not agree. Andersen's letter was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K dated April 5, 2002.

   During the Company's two fiscal years ended December 31, 2001 and 2000 and through the period from January 1, 2002 through April 5, 2002, it did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

   In the event the appointment is not ratified, the Audit Committee will consider the appointment of other independent auditors. The Audit Committee may terminate the appointment of KPMG as the Company's independent auditors without the approval of the stockholders of the Company whenever the Audit Committee deems such termination necessary or appropriate. A representative of KPMG is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournments(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

   Any stockholder who wishes to submit a proposal for inclusion in the proxy material for the Company's 2004 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than November 28, 2003.

   In addition, the Company's Bylaws provide that only such business as is properly brought before the Annual Meeting will be conducted. For business to be properly brought before the meeting or for nominations of persons for election to the Board of Directors to be properly made at the Annual Meeting by a stockholder, notice must be received by the Secretary of the Company at the address indicated on the cover page not earlier than January 7, 2004 and not later than February 6, 2004.

   On request, the Secretary of the Company will provide detailed instructions for submitting proposals or nominations.

                                          By Order of the Board of Directors

                                          /s/

                                            Robert M. Snell
                                          Robert M. Snell
                                          Secretary

March 27, 2003

                                                                     Appendix A

                         SPINNAKER EXPLORATION COMPANY
                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

Purpose

   The purpose of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Spinnaker Exploration Company ("Spinnaker") is to serve as an independent and objective party to:

  . oversee the quality and integrity of the financial statements and other financial information Spinnaker provides to any governmental body or the public;

  .   oversee Spinnaker's compliance with legal and regulatory requirements;

  .   oversee the independent auditor's qualifications and independence;

  . oversee the performance of Spinnaker's internal audit function and independent auditors;

  . oversee Spinnaker's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

  . provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditor, and the Board, always emphasizing that the independent auditor is accountable to the Audit Committee;

  . oversee the receipt, retention and treatment of complaints regarding Spinnaker's accounting, internal accounting controls and other accounting matters; and

  .   such other duties as are directed by the Board.

Consistent with this purpose, the Audit Committee should encourage continuous improvement of, and should foster adherence to, Spinnaker's policies, procedures and practices at all levels.

   The Audit Committee shall prepare annually a report meeting the requirements of any applicable regulations of the Securities and Exchange Commission ("SEC") to be included in Spinnaker's proxy statement relating to its annual meeting of stockholders.

Composition

   The Audit Committee will be appointed annually by the Board based on the recommendation of the Nominating and Corporate Governance Committee of the Board and shall serve until their successors shall be duly elected and qualified. A majority of the Audit Committee shall elect the Chairman of the Audit Committee. Any member of the Audit Committee may be removed by a vote of a majority of the Board.

   The Audit Committee will be comprised of at least three directors, none of whom shall be an affiliated person of Spinnaker or any of its subsidiaries. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from Spinnaker other than fees paid to such member of the Audit Committee in his or her capacity as a member of the Board, the Audit Committee or any other committee of the Board (including such additional fees as may be paid for serving as a chairman of a committee of the Board). Each member of the Audit Committee shall be "independent" as defined from time to time by the listing standards of the New York Stock Exchange (the "NYSE"),
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and by applicable regulations of the SEC, and shall meet any other applicable independence requirements of the NYSE and the SEC. As such, the Board shall affirmatively determine on an annual basis whether each member of the Audit Committee is free from any relationship that may interfere with his or her independence from management and Spinnaker. No member shall serve on an audit committee of more than two other public companies at any one time.

   Members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Audit Committee, and at least one member of the Audit Committee will have accounting or related management expertise in accordance with the requirements of the NYSE. The Audit Committee will self-assess the financial literacy and other skills of Audit Committee members against those skills that are needed to fulfill the Audit Committee's roles and responsibilities on an annual basis. The Audit Committee will solicit feedback on the skill requirements and skill gaps of the Audit Committee and assess the contribution and performance of individual Audit Committee members from the Board, management and independent auditor. The Audit Committee shall continually monitor membership requirements.

   Notwithstanding the foregoing membership requirements, no action of the Audit Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

Mission Statement and Principal Functions

   The Audit Committee's oversight role shall serve to provide reasonable assurance that the following objectives are achieved:

  . Financial Reporting Process--Spinnaker's financial statements and any other financial information provided to any governmental body or the public fairly present in all material respects the financial condition and results of operation of Spinnaker in conformity with generally accepted accounting principles.

  . System of Internal Controls--Spinnaker's system of internal controls regarding finance, accounting, legal and ethical compliance provides reasonable assurance as to the reliability of financial statements and the protection of assets from unauthorized acquisition, use or disposition.

  . Corporate Compliance Process--Spinnaker is in compliance with all material laws and regulations, is conducting its affairs ethically and is maintaining effective controls against employee conflict of interest and fraud.

   The Audit Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. As such, the Audit Committee will have direct access to financial, legal, and other staff and consultants of Spinnaker. Such advisors may assist the Audit Committee in defining its role and responsibilities, consult with Audit Committee members regarding a specific audit or other issue that may arise in the course of the Audit Committee's duties and conduct independent investigations, studies, or tests. The Audit Committee has the authority to employ such other accountants, attorneys, consultants or other outside advisors to assist the Audit Committee as it deems necessary or advisable in its sole discretion. Spinnaker will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee may also meet with Spinnaker's investment bankers or financial analysts who follow Spinnaker. The Audit Committee may request any officer or employee of Spinnaker or any of its subsidiaries, Spinnaker's outside legal counsel and Spinnaker's external auditors to meet with the Audit Committee, any member of the Audit Committee or any consultant to the Audit Committee. The Audit Committee will report to the Board on a regular basis, and the Board shall provide an annual performance evaluation of the Audit Committee.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that Spinnaker's financial statements are complete and accurate or to determine that such statements are in accordance with generally accepted accounting principles. Spinnaker's management is responsible for the preparation of Spinnaker's financial statements in accordance with generally accepted accounting principles and Spinnaker's internal controls. Spinnaker's independent auditor is responsible for the audit work on Spinnaker's financial statements. It is also not the duty of the Audit Committee to conduct investigations or to assure compliance with laws, regulations and Spinnaker's policies and procedures. Spinnaker's management is responsible for compliance with laws, regulations and Spinnaker's policies and procedures.

   The Audit Committee's principal areas of oversight shall include the following:

  Financial Reporting Process

   The Audit Committee shall:

  . Annually select and engage (subject to stockholder ratification) the independent auditor retained to audit the financial statements of Spinnaker, review the compensation of the independent auditor and evaluate the performance and on-going qualifications of the independent auditor. Spinnaker shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor.

  . Dismiss the independent auditor if it determines, in its sole discretion, that such action is necessary.

  . Review the experience and qualifications of the senior members of the independent auditor's team and the quality control procedures of the independent auditor.

  . Require that the independent auditor rotates the lead audit partner and the reviewing audit partner engaged on Spinnaker's account as required by law. The Audit Committee shall also consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditor on a regular basis.

  . Pre-approve all audit services (including comfort letters) and all permitted non-audit services (including tax services) to be performed by the independent auditor for Spinnaker. The Audit Committee may delegate pre-approval authority for audit or non-audit services to one or more members, whose decisions shall be presented to the full Audit Committee at its next scheduled meeting.

  . Set guidelines for Spinnaker's hiring of employees or former employees of the independent auditor.

  . Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the independent auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  . Periodically obtain and review a report from the independent auditor regarding all relationships between the independent auditor and Spinnaker that may impact the independent auditor's objectivity and independence, and discuss such report with the independent auditor. The Audit Committee shall also recommend any appropriate action to the Board in response to the written report necessary to satisfy itself of the independence and objectivity of the independent auditor.

  . At least annually, obtain and review a report by the independent auditor describing such firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.


  . Review with the independent auditor, prior to the initiation of the annual audit, the independent auditor's process for identifying and responding to key audit and internal control risks, and the scope and approach of the audit to assure completeness of coverage of key business controls and risk areas.

  . Periodically discuss separately with management, the independent auditor and the internal auditor the adequacy and integrity of Spinnaker's accounting policies and procedures and internal accounting controls, the completeness and accuracy of Spinnaker's financial disclosure and the extent to which major recommendations made by the independent auditor or the internal auditor have been implemented or resolved.

  . Approve the formation of all offshore subsidiaries or affiliates of Spinnaker.

  . Serve as a channel of communication between the independent auditor and the Board and/or management of Spinnaker. The independent auditor is ultimately accountable to the Audit Committee of the Board.

  . Instruct the independent auditor to report directly to the Audit Committee any problems or difficulties incurred in connection with the audit, including any restrictions on the scope of activities or access to required information, or any disagreements with management and resolve any disagreements between management and the independent auditor regarding financial reporting.

  . Review the financial statements and footnotes to be included in the annual report to stockholders and Form 10-K filings made with the SEC. In addition, review findings of any examinations by regulatory agencies, such as the SEC.

  . Review with management and the independent auditor at the completion of the annual audit:

     . The independent auditor's audit of the financial statements and its report thereon.

     . Any significant changes required in the independent auditor's audit plan.

     . The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details of material accruals and reserves.

     . The critical accounting policies used in the financial statements, an analysis of the effect of alternative methods of applying generally accepted accounting principles on Spinnaker's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

     . Insider and affiliated party transactions and potential conflicts of interest.

     . Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under generally accepted auditing standards.

  . Review significant reports prepared by the internal auditor together with management's response and follow up to these reports.

  . Review and approve the appointment, performance and replacement of the internal auditor.

  . Direct the scope of the duties and activities of the internal auditor, who shall report directly to the Audit Committee.

  . Periodically meet and review with the internal auditor the regular internal reports to management prepared by the internal auditor and the progress of activities and any findings of major significance stemming from internal audits.

  . Discuss with management and the internal auditor policies with respect to risk assessment and risk management.

  . Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures contemplated by Spinnaker in Spinnaker's financial statements.

  . Review with management and the independent auditor the disclosures made in management's discussion and analysis of financial condition and results of operations in Spinnaker's reports on Form 10-Q or Form 10-K.

  . Review with management and the independent auditor Spinnaker's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  . Review with management Spinnaker's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts or ratings agencies. Such discussions may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and need not precede each earnings release or each instance in which Spinnaker provides guidance.

  . Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise issues regarding Spinnaker's financial statements or accounting policies.

  . Review with management and/or outside legal counsel any legal and regulatory matters that may have a material impact on Spinnaker's financial statements, its compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  . Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management's response, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

  . Recommend to the Board whether or not to include Spinnaker's audited financial statements in its annual report on Form 10-K.

  System of Internal Controls

  . Review and evaluate the effectiveness of Spinnaker's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to Spinnaker. Consider and review with management and the independent auditor the following:

     . The effectiveness of or weaknesses in Spinnaker's internal controls including the status and adequacy of management information systems and other information and security, the overall control environment and accounting and financial controls;

     . Any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Audit Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect Spinnaker's ability to record, process, summarize and report financial data and (ii) any fraud, including that which involves management or other employees who have a significant role in Spinnaker's internal controls; and

     . Any related significant findings and recommendations of the independent auditor, together with management's response thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

  . Assess internal processes for determining and managing key financial statement risk areas.

  . Ascertain whether Spinnaker has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

  . Review with management, the internal auditor and the independent auditor any significant transactions that are not a normal part of Spinnaker's operations and changes, if any, in Spinnaker's accounting principles or their application.

  Corporate Compliance Process

  . Approve for recommendation to the Board Spinnaker's policies and procedures regarding compliance with law and with significant company policies, including, but not limited to, codes of conduct expressing principles of business ethics, legal compliance, the Foreign Corrupt Practices Act, environmental, health, and safety issues and other matters relating to business conduct and programs of legal compliance designed to prevent and detect violations of law.

  . Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding accounting and auditing matters. Monitor actions taken by Spinnaker in response to any letters or reports to management provided by the internal auditor or independent auditor.

  . Monitor compliance with Spinnaker's code of conduct and approve any waivers under the code of conduct.

  . Investigate at its discretion any matter brought to its attention by reviewing the books, records and facilities of Spinnaker and interviewing Spinnaker's officers or employees.

  . Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  . Review management's monitoring of Spinnaker's compliance programs and evaluate whether management has the proper review systems in place to ensure that Spinnaker's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  . Review with Spinnaker's management and others any legal, tax or regulatory matters that may have a material impact on Spinnaker's operations and the financial statements, related company compliance policies and programs and reports received from regulators.

  . Review policies and procedures with respect to officers' expense accounts, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor.

  . Perform such other activities as are consistent with this Charter, Spinnaker's Certificate of Incorporation and Restated Bylaws (each as may be amended from time to time), the rules and regulations of the New York Stock Exchange applicable to domestic listed companies and governing laws as the Audit Committee or the Board deems necessary or advisable.

Meetings

   The Audit Committee will meet at least quarterly, or more frequently as necessary to carry out its responsibilities.

   The Audit Committee will meet at least annually with each of management, the independent public accountants and the internal auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

   The Audit Committee will meet with management and the independent public accountants prior to the release of Spinnaker's quarterly or annual earnings to discuss the results of the quarterly review or audit as applicable.

   The Chairman of the Audit Committee and/or management of Spinnaker may call additional meetings as deemed necessary. In addition, the Audit Committee will make itself available to the independent public accountants of Spinnaker as requested by such independent public accountants.

   All meetings of the Audit Committee shall be held pursuant to the Bylaws of Spinnaker with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the records of the Audit Committee. Reports of meetings of the Audit Committee, including committee actions and recommendations, shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting.

Other Audit Committee Responsibilities

   The Audit Committee will review and reassess the adequacy of this Charter on an annual basis, and will submit the charter to the Board for approval. The Audit Committee Charter will be included in the proxy statement as required under SEC regulations.

   The Audit Committee will conduct an annual review and evaluation of its own performance and will submit itself to the review and evaluation of the Board.

   The Audit Committee will prepare a report to the stockholders of Spinnaker, to be included in the proxy statement on an annual basis as required by the SEC. This report will specifically address the following activities carried out by the Audit Committee during the year:

  .   The Audit Committee's review of the independence of its members.

  .   Confirmation of the annual review of this Charter.

  . The Audit Committee's review of Spinnaker's audited financial statements with management.

  . The Audit Committee's discussion with the independent auditors of the matters required to be communicated to audit committees.

                                                                     Appendix B


                         SPINNAKER EXPLORATION COMPANY

                            2003 STOCK OPTION PLAN

                               TABLE OF CONTENTS

     1.  Purpose.....................................................  B-1

     2.  Definitions.................................................  B-1

     3.  Administration..............................................  B-3
        (a)  Authority of the Committee..............................  B-3
        (b)  Manner of Exercise of Committee Authority...............  B-3
        (c)  Limitation of Liability.................................  B-4

     4.  Stock Subject to Plan.......................................  B-4
        (a)  Overall Number of Shares Available for Delivery.........  B-4
        (b)  Application of Limitation to Grants of Options..........  B-4
        (c)  Availability of Shares Not Delivered under Options......  B-4
        (d)  Stock Offered...........................................  B-5

     5.  Eligibility.................................................  B-5

     6.  Options.....................................................  B-5
        (a)  General.................................................  B-5
        (b)  Terms and Conditions....................................  B-5
        (c)  Stand-Alone, Additional, Tandem, and Substitute Options.  B-6
        (d)  Term of Options.........................................  B-6
        (e)  Form and Timing of Payment under Options; Deferrals.....  B-6
        (f)  Exemptions from Section 16(b) Liability.................  B-6
        (g)  Non-Competition Agreement...............................  B-6

     7.  Recapitalization or Reorganization..........................  B-6
        (a)  Existence of Plans and Options..........................  B-6
        (b)  Subdivision or Consolidation of Shares..................  B-7
        (c)  Recapitalizations and Corporate Changes.................  B-7
        (d)  Additional Issuances....................................  B-8

     8.  General Provisions..........................................  B-8
        (a)  Transferability.........................................  B-8
        (b)  Taxes...................................................  B-9
        (c)  Changes to this Plan and Options........................  B-9
        (d)  Limitation on Rights Conferred under Plan...............  B-9
        (e)  Nonexclusivity of this Plan............................. B-10
        (f)  Payments in the Event of Forfeitures; Fractional Shares. B-10
        (g)  Severability............................................ B-10
        (h)  Governing Law........................................... B-10
        (i)  Conditions to Delivery of Stock......................... B-10
        (j)  Plan Effective Date and Stockholder Approval............ B-11
        (k)  Term of Plan............................................ B-11

                         SPINNAKER EXPLORATION COMPANY

                            2003 STOCK OPTION PLAN

   1. Purpose. The purpose of the Spinnaker Exploration Company 2003 Stock Option Plan (the "Plan") is to provide a means through which Spinnaker Exploration Company, a Delaware corporation (the "Company"), and its Subsidiaries may attract and retain able persons as employees, Directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and Directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options or a combination of both, as is best suited to the circumstances of the particular individual as provided herein.

   2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

      (a) "Beneficiary" means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Options or other rights are transferred if and to the extent permitted under
   Section 8(a) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

      (b)  "Board" means the Company's Board of Directors.

      (c) "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

      (e) "Committee" means a committee of two or more Directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under section 162(m) of the Code, unless administration of this Plan by "outside directors" is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

      (f) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the Effective Date or is elected to the Board after such date.

      (g) "Effective Date" means March 24, 2003, provided the Plan is approved by the stockholders of the Company within twelve months thereafter.

      (h) "Eligible Person" means all officers and employees of the Company or any of its Subsidiaries, and other persons who provide services to the Company or any of its Subsidiaries, including Directors and consultants. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary of the Company for purposes of eligibility for participation in this Plan.

      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

      (j)  "Fair Market Value" means, for a particular day:

          (i) if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the mean of the high and the low reported sales price, regular way, on the composite tape of that exchange on that Business Day or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sales price, regular way, on the composite tape of that exchange on the last Business Day before the date in question; or

          (ii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System as of the date of determining the Fair Market Value, then the last reported sales price so reported on that Business Day or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sales price so reported on the last Business Day before the date in question; or

          (iii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that Business Day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last Business Day before the date in question; or

          (iv) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph
       (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

          (v) if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Committee determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

   For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

      (k) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

      (l) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock at a specified price during specified time periods.

      (m) "Participant" means a person who has been granted an Option under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

      (n) "Person" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person's Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single "Person."

      (o) "Qualified Member" means a member of the Committee who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of regulation 1.162-27 under section 162(m) of the Code.

      (p) "Rule 16b-3" means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

      (q) "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

      (r) "Stock" means the Company's common stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 7.

      (s) "Subsidiary" means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

   3.  Administration.

   (a) Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board." Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Options shall be granted; (iii) determine the number of shares of Stock that shall be the subject of each Option; (iv) determine the terms and provisions of each Option agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the effect of termination of employment of a Participant on the Option, and (C) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Option agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Options to, or otherwise with respect to Options granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Option, or in any Option agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

   (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Option granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Option intended by the Committee to qualify as "performance-based compensation" within the meaning of section 162(m) of the Code and the regulations thereunder, may be taken either (i) by a subcommittee designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 8(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Options intended to qualify as "performance-based compensation" under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

   (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary of the Company, the Company's legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

   4.  Stock Subject to Plan.

   (a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 7, the total number of shares of Stock reserved and available for delivery in connection with Options under this Plan shall not exceed 1,650,000 shares of Stock then outstanding, assuming the exercise of all outstanding Options. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock that may be granted to any one individual during any calendar year shall not exceed 300,000 shares of Stock (subject to adjustment as provided in Section 7 with respect to shares of Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code.

   (b) Application of Limitation to Grants of Options. No Option may be granted if the number of shares of Stock to be delivered in connection with such Option exceeds the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute options) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Option.

   (c) Availability of Shares Not Delivered under Options. Shares of Stock subject to an Option under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares of Stock to the Participant, including (i) the number of shares of Stock withheld in payment of any exercise or purchase price of an Option or taxes relating to Options, and (ii) the number of shares of Stock surrendered in payment of any exercise or purchase price of an Option or taxes relating to any Option, will again be available for Options under this Plan, except that if any such shares of Stock could not again be available for Options to a particular Participant under any applicable law or regulation, such shares of Stock shall be available exclusively for Options to Participants who are not subject to such limitation.

   (d) Stock Offered. The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares of Stock purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

   5. Eligibility. Options may be granted under this Plan only to Eligible Persons.

   6.  Options.

   (a) General. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 8(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Option. The Committee shall retain full power and discretion (subject to Section 8(c)) to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Option.

   (b) Terms and Conditions. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (i) Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that, except in connection with certain acquisitions and/or reorganizations as described in the Plan, the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of Stock or (B) 105% of the Fair Market Value per share of Stock on the date of grant of the Option or, with respect to Incentive Stock Options and in the case of an individual who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or its parent or any of its Subsidiaries, 110% of the Fair Market Value per share of the Stock on the date of grant.

      (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Options or awards granted under other plans of the Company or any of its Subsidiaries, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

      (iii) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and

   (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares of Stock to be reclassified in accordance with the Code.

   (c)  Stand-Alone, Additional, Tandem, and Substitute Options.  Subject to
Section 8(c) regarding prohibited replacement or regrant of Options, Options granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Option or any award granted under another plan of the Company, any of its Subsidiaries, or any business entity to be acquired by the Company or a Subsidiary of the Company, or any other right of a Participant to receive payment from the Company or any Subsidiary of the Company. Subject to Section 8(c) regarding prohibited replacement or regrant of Options, such additional, tandem and substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. In addition, Options may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any of its Subsidiaries, in which the value of the cash compensation is equivalent to 105% of the value of the Stock subject to the Options.

   (d) Term of Options. The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of five years.

   (e) Form and Timing of Payment under Options; Deferrals. Subject to the terms of this Plan and any applicable Option agreement, payments to be made by the Company or a Subsidiary of the Company upon the exercise of an Option or settlement of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Options or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Installment or deferred payments may be required by the Committee (subject to Section 8(c) of this Plan) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an "employee benefit plan" for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

   (f) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Option agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

   (g) Non-Competition Agreement. Each Participant to whom an Option is granted under this Plan may be required to agree in writing as a condition to the granting of such Option not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant's employment with the Company and its Subsidiaries as determined by the Committee.

   7.  Recapitalization or Reorganization.

   (a) Existence of Plans and Options. The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any of its Subsidiaries, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any of its Subsidiaries or any sale, lease, exchange or other disposition of all or any part of the assets or business of the Company or any of its Subsidiaries or any other corporate act or proceeding.

   (b) Subdivision or Consolidation of Shares. The shares of Stock with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares of Stock shall be proportionately increased, and the purchase price per share of Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares of Stock shall be proportionately reduced, and the purchase price per share of Stock shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

   (c) Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of capital stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company merges with or into any entity or is a party to a consolidation, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other Person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any Person or entity, including a "group" as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) thirty days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which alternatives may vary among individual holders and which may vary among Options held by any individual holder: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (B) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel each such Option and pay or cause to be paid to each holder the securities or other property (including, without limitation, cash) referred to in clause (D) below with respect to the shares of Stock subject to such Option in exchange for payment by such holder of the exercise price(s) under such Option for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (D) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder had been the holder of record of the number of shares of Stock then covered by such Option. Notwithstanding the foregoing, if (1) the Company is involved in a merger or consolidation and, immediately after giving effect to such merger or consolidation, less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting entity and of the parent company of the surviving or resulting entity, if any, is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation or (2) any person or entity, including a "group" as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power) other than as a result of a merger or consolidation in which 50% or more of the total voting power of the outstanding voting stock of the parent company of the surviving or resulting entity is beneficially owned in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation, then, except as provided in any Option agreement, (I) outstanding Options shall immediately vest and become exercisable or satisfiable, as applicable, and (II) any such Option shall continue to be exercisable for the remainder of the applicable Option term unless the Committee has determined, in its sole discretion, to take the action described in clause (A) or (B) above with respect to such Option. The provisions contained in this Section 7(c) shall not terminate any rights of the holder to further payments pursuant to any other agreement with the Company following a Corporate Change.

   (d) Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share, if applicable.

   8.  General Provisions.

   (a)  Transferability.

      (i) Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, or authorize all or a portion of such Options to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any Person sharing the Participant's household (other than a tenant or employee of the Company), a trust in which these Persons have more than 50% of the beneficial interest, a foundation in which these Persons (or the Participant) control the management of assets, and any other entity in which these Persons (or the Participant) own more than 50% of the voting interests (collectively, "Permitted Transferees"); provided further that, (A) there may be no consideration for any such transfer and (B) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder. Agreements evidencing Options with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 8(a)(i).

      (ii) Qualified Domestic Relations Orders. An Option may be transferred, to a Permitted Transferee, pursuant to a qualified domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

      (iii) Other Transfers. Except as expressly permitted by Subsections 8(a)(i) and 8(a)(ii), Options shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 8, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

      (iv) Effect of Transfer. Following the transfer of any Option as contemplated by Subsections 8(a)(i), 8(a)(ii) and 8(a)(iii), (A) such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Option in accordance with the terms of this Plan and applicable law and (B) the provisions of the Option relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Option shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

      (v) Procedures and Restrictions. Any Participant desiring to transfer an Option as permitted under Subsections 8(a)(i), 8(a)(ii) or 8(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

      (vi) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Options transferred as permitted in this Section 8(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Options, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

   (b) Taxes. The Company and each of its Subsidiaries is authorized to withhold from any Option granted, or any payment relating to an Option under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

   (c) Changes to this Plan and Options. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee's authority to grant Options under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Option; and, provided further, that no Option may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company's capitalization), if the effect would be to reduce the exercise price for the shares underlying such Option.

   (d) Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary of the Company, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Option under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Option agreement.

   (e) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Option agreement made under this Plan. No employee, Beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

   (f) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Option with respect to which a Participant paid cash or other consideration to the Company in exchange for such Option, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Option. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

   (g) Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Option agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Option should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

   (h) Governing Law. All questions arising with respect to the provisions of the Plan and Options shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

   (i) Conditions to Delivery of Stock. Nothing herein or in any Option granted hereunder or any Option agreement shall require the Company to issue any shares with respect to any Option if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares of Stock as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option shall be exercisable with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Option.

   (j) Plan Effective Date and Stockholder Approval. This Plan has been adopted by the Board effective March 24, 2003, subject to approval by the stockholders of the Company.

   (k) Term of Plan. No Options may be granted under the Plan after five years from the Effective Date. The Plan shall remain in effect until all Options granted under the Plan expire or are exercised or forfeited.

Proxy -- Spinnaker Exploration Company


Proxy for Annual Meeting of Stockholders - May 6, 2003
This Proxy is Solicited on Behalf of the Spinnaker Exploration Company Board of Directors

The undersigned hereby appoints Roger L. Jarvis, Robert M. Snell and Jeffrey C. Zaruba, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Spinnaker Exploration Company Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Spinnaker Exploration Company to be held in Houston, Texas, on Tuesday, May 6, 2003 at 9:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE (PROPOSAL 1), "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

(CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                         Spinnaker Exploration Company

                           Annual Meeting Proxy Card


A  Election of Directors
1. The Board of Directors recommends a vote "FOR" the listed nominees.

                                      For      Withhold
01 - Roger L. Jarvis                   __         __
02 - Howard H. Newman                  __         __
03 - Jeffrey A. Harris                 __         __
04 - Michael E. McMahon                __         __
05 - Sheldon R. Erikson                __         __
06 - Michael G. Morris                 __         __
07 - Michael E. Wiley                  __         __



B Issues
The Board of Directors recommends a vote "FOR" the following items.

                                                                  For   Against   Abstain
2. TO APPROVE THE SPINNAKER EXPLORATION COMPANY 2003 STOCK
   OPTION PLAN                                                    __      __         __


3. TO RATIFY SELECTION OF INDEPENDENT AUDITORS                    __      __         __

================================================================================================
C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep signature within the box _____________________________________________
Signature 2 - Please keep signature within the box _____________________________________________
Date (mm/dd/yyyy)_____/____/________
